UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2015

INNSUITES HOSPITALITY TRUST

(Exact Name of Registrant as Specified in Charter)

Ohio	001-07062	34-6647590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InnSuites Hotels Centre, 1625 E. Northern Avenue,
Suite 105, Phoenix, AZ	85020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (602) 944-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Former Independent Registered Public Accounting Firm

On August 31, 2015, InnSuites Hospitality Trust (the “Trust”) notified Semple, Marchal & Cooper, LLP (“Semple”) that the Trust has selected another independent registered public accounting firm effective immediately. The Audit Committee of the Trust’s Board of Trustees and the Board of Trustees were unanimous in their decision. The Trust has authorized Semple to respond fully to the inquiries of the successor accountant.

The reports of Semple on the Trust’s financial statements for the fiscal years ended January 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Trust’s financial statements for the fiscal years ended January 31, 2015 and 2014, and in the subsequent interim periods through August 31, 2015, there were no disagreements with Semple on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Semple, would have caused Semple to make reference to the matter in its report.

In connection with the audits of the Trust’s financial statements for the fiscal years ended January 31, 2015 and 2014, and in the subsequent interim periods through August 31, 2015, there were no “reportable events” as that term is defined in Item 304(a)(i)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

The Trust provided Semple with a copy of the foregoing disclosures and requested Semple to furnish the Trust with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter furnished pursuant to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On August 31, 2015, the Trust appointed Hartley Moore Accountancy Corporation (“Harley”) as the Trust’s new independent registered public accounting firm. During the fiscal years ended January 31, 2015 and 2014, and during all subsequent interim periods through August 31, 2015, the Trust did not consult Hartley regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Trust’s financial statements or any matter that was the subject of a “disagreement” with its former accountants or a “reportable event” as those terms are defined in Item 304 of Regulation S-K.

The information set forth above under Item 16.1 is hereby incorporated by reference into this Item 4.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Semple, Marchal & Cooper, LLP dated August 31, 2015 to the Securities and Exchange Commission regarding a change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

By:	/s/ Adam B. Remis
Adam B. Remis
Chief Financial Officer

Date: September 3, 2015

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Semple, Marchal & Cooper, LLP dated August 31, 2015 to the Securities and Exchange Commission regarding a change in certifying accountant.